Reverse Merger	9 Months Ended
Sep. 30, 2023
Business Combination and Asset Acquisition [Abstract]
Reverse Merger
3. Reverse Merger
As described in Note 1, Merger Sub merged with and into Former Dianthus, with Former Dianthus surviving as a wholly owned subsidiary of the Company on September 11, 2023. The Reverse Merger was

accounted for as a reverse asset acquisition accounted for as a reverse recapitalization in accordance with U.S. GAAP with Former Dianthus as the accounting acquirer of Magenta. At the effective time of the Reverse Merger, substantially all of the assets of Magenta consisted of cash and cash equivalents, marketable securities, as well as other nominal non-operating
assets. Under such reverse recapitalization accounting, the assets and liabilities of Magenta were recorded at their fair value in Magenta’s financial statements at the effective time of the Merger, which approximated book value due to the short-term nature. No goodwill or intangible assets were recognized. Consequently, the unaudited condensed consolidated financial statements of the Company reflect the operations of Former Dianthus for accounting purposes together with a deemed issuance of shares, equivalent to the shares held by the former stockholders of Magenta, the legal acquirer, and a recapitalization of the equity of Former Dianthus, the accounting acquirer.
As part of the recapitalization, the Company obtained the assets and liabilities listed below:

Cash and cash equivalents	$69,738
Other current assets	2,473
Accrued liabilities	(616)

Net assets acquired	$71,595

The Company incurred $0.5 million in stock-based compensation expense as a result of the acceleration of vesting of stock options and restricted share units for certain former employees of Magenta at the time of the Reverse Merger. Of this amount, $0.2 million was recorded in the research and development expenses line item and $0.3 million was recorded in the general and administrative expenses in the accompanying unaudited condensed consolidated statements of operations and comprehensive loss for the each of the three and nine months ended September 30, 2023. Additionally, the Company incurred transaction costs of $4.0 million, and this amount was recorded as a reduction to additional paid-in
capital in the unaudited condensed consolidated statements of convertible preferred stock and stockholders’ equity/(deficit) for the three and nine months ended September 30, 2023.
With respect to the CVRs issued in connection with the Reverse Merger, the Company believes that the achievement of the milestones outlined in the CVR Agreement are highly susceptible to factors outside the Company’s influence that are not expected to be resolved for a long period of time, if at all. In particular, these amounts are primarily influenced by the actions and judgments of third parties and the buyers of such assets and are based on the buyers of such assets progressing the in-process
research and development assets into clinical trials, and in the case of one of the agreements, to a regulatory milestone. If the Company were to record a receivable for such contingent payments, it would also record a corresponding liability. As of September 30, 2023, no receivables are recorded on the balance sheet relating to such contingent payments.